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                                                                   EXHIBIT 23.2







                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report for EPI Group Limited dated May 30, 1996 included in this Form 8-K/A, into Equity Marketing Inc.'s previously filed Form S-3 registration statement (Registration No. 333-15479).

                                       /s/ Shubert and Rosen, LLP
                                       ----------------------------------------
                                           Shubert and Rosen, LLP

New York, New York
November 27, 1996





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